EXHIBIT 99

News Release

EXPIRATION OF HART-SCOTT-RODINO WAITING PERIOD RELATING TO THE PROPOSED ACQUISITION OF METRO-GOLDWYN-MAYER INC.

Los Angeles, California, December 9, 2004 – A consortium comprised of Sony Corporation of America, Providence Equity Partners, Texas Pacific Group, Comcast Corporation (Nasdaq: CMCSA, CMCSK) and DLJ Merchant Banking Partners, together with Metro-Goldwyn-Mayer Inc. (NYSE: MGM), announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the proposed acquisition of MGM by LOC Acquisition Company has expired without a formal request from the U.S. Department of Justice for additional information, which is commonly referred to as a “second request.” The acquisition remains subject to the approval of MGM stockholders at a special meeting scheduled to be held on December 17, 2004, clearance under the European Commission’s merger control regulations, the financing necessary to complete the proposed acquisition being consummated and other customary closing conditions.

About Metro-Goldwyn-Mayer Inc.

Metro-Goldwyn-Mayer Inc. (NYSE: MGM), through its Metro-Goldwyn-Mayer Studios Inc. subsidiary, is actively engaged in the worldwide production and distribution of motion pictures, television programming, home video, interactive media, music and licensed merchandise. The company owns the world’s largest library of modern films, comprising about 4,000 titles. Operating units include MGM Pictures, United Artists, MGM Television Entertainment, MGM Networks, MGM Distribution Co., MGM Worldwide Television Distribution, MGM Home Entertainment, MGM On Stage, MGM Consumer Products, MGM Music, MGM Interactive and MGM Direct. In addition, MGM has ownership interests in international TV channels reaching nearly 110 countries. For more information, visit www.mgm.com.

About Sony Corporation of America

Sony Corporation of America, based in New York City, is the U.S. subsidiary of Sony Corporation, headquartered in Tokyo. Sony is a leading manufacturer of audio, video, communications, and information technology products for the consumer and professional markets. Its music, motion picture, television, computer entertainment, and online businesses make Sony one of the most comprehensive entertainment companies in the world. Sony’s principal U.S. businesses include Sony Electronics Inc., Sony Pictures Entertainment Inc., Sony Computer Entertainment America Inc., and a 50% interest in Sony BMG Music Entertainment, one of the largest recorded music companies in the world. Sony recorded consolidated annual sales of over $72 billion for the fiscal year ended March 31, 2004, and it employs 162,000 people worldwide. Sony’s consolidated sales in the U.S. for the fiscal year ended March 31, 2004 were $20.4 billion. For more information, visit www.sony.com.

About Providence Equity Partners Inc.

Providence Equity Partners Inc. is one of the world’s leading private investment firms specializing in equity investments in media and communications companies. The principals of Providence Equity manage funds with over $9 billion in equity commitments and have invested in more than 70 companies operating in over 20 countries since the firm’s inception in 1991. Current and previous areas of investment include cable television content and distribution, wireless and wireline telephony, publishing, radio and television broadcasting and other media and communications sectors. Significant investments include VoiceStream Wireless, Warner Music Group, PanAmSat, AT&T Canada, eircom plc, Casema, Kabel Deutschland, Language Line, F&W Publications, ProSiebenSat.1, and Bresnan Broadband Holdings. The firm has offices in Providence, New York and London. Visit www.provequity.com for additional information.

About Texas Pacific Group

Texas Pacific Group is one of the world’s leading private investment firms managing over $14 billion in assets. TPG invests across a wide range of industries, and has made significant investments in branded consumer franchises (Burger King, Berginer Wines, Del Monte, Ducati), leading retailers (Petco, J.Crew, Debenhams—UK), healthcare (Oxford Health Plans, Iasis, Quintiles Transnational), technology companies (ON Semiconductor, MEMC, Seagate), and airlines (Continental, America West), among others. The firm is based in Fort Worth, Texas and has additional offices in San Francisco and London.

About Comcast

Comcast Corporation (Nasdaq: CMCSA, CMCSK) is principally involved in the development, management and operation of broadband cable networks, and in the provision of programming content. The Company is the largest provider of cable and broadband services in the United States, serving more than 21 million cable television customers and more than 6.5 million high-speed Internet customers. The Company’s content businesses include majority ownership of Comcast Spectacor, Comcast SportsNet, E! Entertainment Television, Style Network, G4techTV, The Golf Channel, International Channel and Outdoor Life Network. Comcast Class A common stock and Class A Special common stock trade on The Nasdaq Stock Market under the symbols CMCSA and CMCSK, respectively. For more information, visit www.comcast.com.

About DLJ Merchant Banking Partners

DLJ Merchant Banking Partners III, L.P., together with affiliated investment vehicles, is an investment partnership sponsored by DLJ Merchant Banking Partners which seeks significant capital appreciation through private equity and equity-related investments. DLJ Merchant Banking Partners is part of Credit Suisse First Boston’s Alternative Capital Division, which is one of the largest alternative asset managers in the world with more than $36 billion of assets under management. DLJ Merchant Banking Partners was organized in 1985 and since that time has invested nearly $9.0 billion in 140 portfolio companies across a wide range of industries and geographies. Significant investments include Grohe AG, Jostens, Inc., American Ref-Fuel Company, TXU Energy Company, Safilo S.p.A. and Nycomed Holdings. The principal executive offices of DLJ Merchant Banking Partners are located at 11 Madison Avenue in New York City, New York.

FORWARD-LOOKING STATEMENTS

This document may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements reflect Metro-Goldwyn-Mayer Inc.’s (“MGM”), Sony Corporation’s (“Sony”) and Comcast Corporation’s (“Comcast”) current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that: (1) the consortium and MGM may be unable to obtain the stockholder or regulatory approvals required to complete the transaction; (2) problems may arise in successfully integrating the businesses; (3) the acquisition may involve unexpected costs; (4) the consortium may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the new company may be subject to future regulatory or legislative action. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see MGM’s, Sony’s and Comcast’s filings with the Securities and Exchange Commission. None of MGM, Sony or Comcast undertakes any duty to update forward-looking statements.

Contacts:

Sony Corporation of America

Ann Morfogen (media)

212-833-6873

Mack Araki (media)

212-833-6821

Sony Pictures Entertainment

Susan Tick (media)

310-244-6777

Comcast Corporation

Tim Fitzpatrick (media)

215-981-8515

Providence Equity Partners Inc.

Andrew Cole (media)

212-687-8080

Texas Pacific Group

Owen Blicksilver (media)

516-742-5950

DLJ Merchant Banking Partners

Victoria Harmon (media)

212-325-6914

Metro-Goldwyn-Mayer Inc.

Joe Fitzgerald (MGM Investors)

310-449-3660

Janet Janjigian (media)

310-449-3294

George Sard/Carrie Bloom (media)

212-687-8080

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